Exhibit 10.1.3

AMENDMENT NUMBER TWO TO AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment Number Two to Amended and Restated Credit Agreement (this “Amendment”) is entered into as of September 6, 2013, by and among the lenders identified on the signature pages hereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), on the one hand, and JACK COOPER HOLDINGS CORP., a Delaware corporation (“Parent”), and the Subsidiaries of Parent identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), and the undersigned Guarantors, on the other hand, in light of the following:

A.            Agent, Lenders, and Borrowers have previously entered into that certain Amended and Restated Credit Agreement, dated as of June 18, 2013 (as amended from time to time, the “Agreement”);

B.            Borrowers desire to purchase certain assets (the “Purchased Assets”) and assume certain designated liabilities of Allied Systems Holdings, Inc. and certain of its Subsidiaries (collectively, “Allied”) in connection with the bankruptcy cases under chapter 11 of the Bankruptcy Code filed on May 17, 2012 in the United States Bankruptcy Court for the District of Delaware, as jointly administered under Case No. 12-11564 (CSS) (the “US Allied Bankruptcy Case”) and under Part IV of the Companies’ Creditors Arrangement Act filed on June 12, 2012 in the Ontario Superior Court of Justice (the “Canadian Bankruptcy Court”) as administered under Court File No. 12-CV-9757-00CL (the “Canadian Allied Bankruptcy Case”, and together with the US Allied Bankruptcy Case, collectively, the “Allied Bankruptcy Cases”).  Parent desires to enter into that certain Asset Purchase Agreement (“Allied Purchase Agreement”) dated on or about the date hereof with Allied setting forth the terms of such asset purchase and such assumption of designated liabilities (such purchase and such assumption and the transactions contemplated by the Allied Purchase Agreement, the “Allied Acquisition”); and

C.            Agent, Lenders, and Borrowers have previously entered into that certain Amendment Number One to Amended and Restated Credit Agreement, dated as of August 6, 2013 (the “First Amendment”) whereby the Lenders agreed to amend the Agreement pursuant to the terms set forth therein and also consent to the Allied Acquisition subject to the requirements set forth therein (such requirements, the “Allied Acquisition Consent Terms”).

Agent, Lenders and Borrowers have agreed to amend the Agreement and also amend certain of the Allied Acquisition Consent Terms as set forth herein.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Agent, Lenders and Borrowers hereby agree as follows:

1.             DEFINITIONS.  All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

2.             AMENDMENTS.

(a)           Schedule 1.1 of the Agreement is hereby amended by adding the following new definitions in alphabetical order:

“Agreed WFCF Cap Cushion” means the result of (a) the dollar amount MSD agrees (as determined by Agent in its reasonable discretion) to input in clause (a) of the definition of “WFCF Cap” in the MSD-WFCF Intercreditor Agreement (using the draft MSD-WFCF Intercreditor Agreement sent to Borrowers from Agent’s legal counsel via email on July 19, 2013 at 4:33 p.m. PST)  minus (b) $200,000,000.

“Second Amendment Effective Date” means September 6, 2013.

(b)           Schedule 1.1 of the Agreement is hereby amended by deleting the definitions of “Allied Purchase Agreement”, “Availability Block”, and “Permitted MSD Indebtedness” therein in their entirety and replacing them with the following:

“Allied Purchase Agreement” that certain Asset Purchase Agreement dated on or about the Second Amendment Effective Date between Parent and Allied with respect to the Allied Acquisition, as in effect on or about the Second Amendment Effective Date and amended, modified, supplemented or as the conditions thereunder may be waived from time to time pursuant to the terms therein in a manner not materially adverse to Agent or the Lenders.

“Availability Block” means (a) $10,000,000 so long as any Permitted MSD Indebtedness is outstanding or MSD has any commitment to extend credit resulting in the incurrence of Permitted MSD Indebtedness and (b) otherwise, $0; provided, the Availability Block set forth in clause (a) shall automatically be reduced dollar-for-dollar by (i) the aggregate amount of all payments of principal of Permitted MSD Indebtedness and (ii) the Agreed WFCF Cap Cushion.

“Permitted MSD Indebtedness” means Indebtedness incurred by Parent or any of its Subsidiaries to MSD for the sole purpose of financing the Allied Acquisition and to pay related fees and expenses in an aggregate principal amount not to exceed $100,000,000 and otherwise on terms and conditions reasonably acceptable to Agent (including, but not limited to, being subject to the MSD-WFCF Intercreditor Agreement) (it being agreed that the terms and conditions set forth in that certain amended and restated commitment letter dated September 6, 2013 between Parent and MSD Credit Opportunity Fund, L.P., are reasonably acceptable to Agent), as the terms of such Indebtedness pursuant to the definitive loan documentation may be amended, modified or changed in a manner that is not prohibited by the terms of the MSD-WFCF Intercreditor Agreement.

(c)           Clause (a) of Schedule 3.6 of the Agreement is hereby amended by deleting the “90” referenced therein and replacing such reference with “180”.

(d)           Agent’s notice address set forth in Section 11 of the Agreement is hereby amended by deleting such address and replacing it with the following:

“prior to September 9, 2013:

WELLS FARGO CAPITAL FINANCE, LLC

150 S. Wacker Drive, Suite 2200

Chicago, IL 60606

Attn: Scott Collins, Vice President

Fax No.: 312.332.0424

on and after September 9, 2013:

WELLS FARGO CAPITAL FINANCE, LLC

10 S. Wacker Drive, 13th Floor

Chicago, IL 60606

Attn: Scott Collins, Vice President

Fax No.: 312.332.0424”

3.             AMENDMENTS TO ALLIED ACQUISITION CONSENT TERMS.

(a)           Pursuant to the First Amendment, the Lenders previously consented to the Allied Acquisition subject to the Allied Acquisition Consent Terms.  Among such Allied Acquisition Consent Terms is the requirement that the cash purchase consideration payable in respect of the Allied Acquisition (including deferred payment obligations but excluding any assumed designated liabilities) not exceed $125,000,000 (the “Allied Consideration Cap”).  Notwithstanding such requirement, the Lenders hereby consent to increasing the Allied Consideration Cap to $135,000,000.

(b)           The Allied Acquisition Consent Terms also require Borrowers to have pro forma Excess Availability after consummation of the Allied Acquisition (such calculation shall not include any Purchased Assets unless Agent has received results satisfactory to it in its Permitted Discretion of an appraisal and field exam of such assets) of at least $20,000,000 (the “Excess Availability Threshold”).  Notwithstanding such requirement, the Lenders hereby consent to lowering the Excess Availability Threshold to $10,000,000.

(c)           Such amendments to the Allied Acquisition Consent Terms provided for herein are limited to the specifics hereof, shall not apply with respect to any request for consent not specifically mentioned herein, or any other facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Agreement and shall not be a practical construction, course of conduct or course of performance under the Agreement or under the Loan Documents.  Such amendments to the Allied Acquisition Consent Terms provided for herein shall not affect or amend any of the other Allied Acquisition Consent Terms as set forth in the First Amendment.

4.             REPRESENTATIONS AND WARRANTIES.

(a)           Each Borrower hereby affirms to Agent and Lenders that all of such Borrower’s representations and warranties set forth in the Agreement, after giving effect to this Amendment, are true, complete and accurate in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date).

(b)           Each Borrower and Guarantor represents and warrants (i) it has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended hereby) to which it is a party and (ii) the execution, delivery and performance by each Borrower and Guarantor of this Amendment has been duly approved by all necessary corporate action and does not (A) violate any material provision of federal, state, or local law or regulation applicable to any Loan Party or its Subsidiaries or (B) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract of any Loan Party or its Subsidiaries except to the extent that any such conflict, breach or default could not individually or in the aggregate reasonably be expected to have a Material Adverse Change.

(c)           Each Borrower and Guarantor represents and warrants this Amendment (i) has been duly executed and delivered by such Borrower or Guarantor, (ii) is the legal, valid and binding obligation of such Borrower or Guarantor, enforceable against such Borrower or Guarantor in accordance with its terms, and is in full force and effect, except to the extent that (A) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights or general principles of equity or (B) the availability of the remedies of specific performance or injunctive relief are subject to the discretion of the court before which any proceeding therefor may be brought, and (iii) does not and will not violate any material provision of the Governing Documents of any Loan Party or its Subsidiaries.

5.             NO DEFAULTS.  Each Borrower hereby affirms to Agent and the Lenders that no Default or Event of Default has occurred and is continuing as of the date hereof.

6.             CONDITIONS PRECEDENT.  The effectiveness of this Amendment is expressly conditioned upon receipt by Agent of each of the following in form and substance satisfactory to Agent:

(a)           a fully executed copy of this Amendment executed by the Borrowers, Guarantors, Agent and the Lenders; and

(b)           a fully executed copy of the commitment letter of even date herewith between Parent and MSD Credit Opportunity Fund, L.P.

7.             ACKNOWLEDGEMENT.  Each Borrower and Guarantor hereby acknowledges and reaffirms (a) all of its obligations and duties under the Loan Documents, and (b) that Agent, for the ratable benefit of the Lender Group, has and shall continue to have valid, perfected Liens in the Collateral (other than (i) in respect of Vehicles that are subject to a certificate of title and as to which Agent has elected not to note its Lien on the applicable certificate of title), (ii) Commercial Tort Claims  and letter-of-credit rights that are not required to be perfected by the terms of the Security Agreement and (iii) any Deposit Accounts and Securities Accounts not subject to a Control Agreement as permitted by Section 6.11 of the Agreement).

8.             COSTS AND EXPENSES.  Borrowers shall pay to Agent all of Agent’s reasonable and documented out-of-pocket costs and expenses (including, without limitation, the reasonable and documented fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

9.             LIMITED EFFECT.  In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern.  In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

10.          COUNTERPARTS; EFFECTIVENESS.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original.  All such counterparts, taken together, shall constitute but one and the same Amendment.  This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto and satisfaction of each of the other conditions precedent set forth in Section 6 hereof.  This Amendment is a Loan Document and is subject to all the terms and conditions, and entitled to all the protections, applicable to Loan Documents generally.

11.          CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE.  Section 12 of the Agreement is incorporated herein by reference mutatis mutandis.

12.          REAFFIRMATION OF GUARANTIES.  Each of the undersigned Guarantors hereby reaffirms and agrees that (a) the Guaranty and the Loan Documents to which it is a party shall remain in full force and effect (including, without limitation, any security interests granted therein) after this Amendment is consummated as if consummated contemporaneously therewith, (b) nothing in the Loan Documents to which it is a party obligates Agent or the Lenders to notify such Guarantor of any changes in the financial accommodations made available to the Loan Parties or to seek reaffirmations of the Loan Documents to which such Guarantor is a party; and (c) no requirement to so notify such Guarantor or to seek such Guarantor’s reaffirmation in the future shall be implied by this Section 12.

[Signatures on next page.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

WELLS FARGO CAPITAL FINANCE, LLC,
a Delaware limited liability company,
as Agent and a Lender

By:	/s/ Brandi Whittington
Name:	Brandi Whittington
Title:	Assistant Vice President

Amendment Number Two to Amended and Restated Credit Agreement

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Christopher R. Lee
Name:	Christopher R. Lee
Title:	Assistant Vice President

Amendment Number Two to Amended and Restated Credit Agreement

JACK COOPER HOLDINGS CORP.,
a Delaware corporation

By:	/s/ Theo Ciupitu
Title:	Executive Vice President
Name:	Theo Ciupitu

JACK COOPER TRANSPORT COMPANY, INC.,
a Delaware corporation

By:	/s/ Theo Ciupitu
Title:	Executive Vice President
Name:	Theo Ciupitu

PACIFIC MOTOR TRUCKING COMPANY,
a Missouri corporation

By:	/s/ Theo Ciupitu
Title:	Executive Vice President
Name:	Theo Ciupitu

AUTO HANDLING CORPORATION,
a Delaware corporation

By:	/s/ Theo Ciupitu
Title:	Executive Vice President
Name:	Theo Ciupitu

JACK COOPER LOGISTICS, LLC,
a Delaware limited liability company

By:	/s/ Theo Ciupitu
Title:	Executive Vice President
Name:	Theo Ciupitu

Amendment Number Two to Amended and Restated Credit Agreement

JACK COOPER SPECIALIZED TRANSPORT, INC.,
a Delaware corporation,
as a Guarantor

By:	/s/ Theo Ciupitu
Title:	Executive Vice President
Name:	Theo Ciupitu

AUTO EXPORT SHIPPING, INC.,
a New Jersey corporation,
as a Guarantor

By:	/s/ Theo Ciupitu
Title:	Executive Vice President
Name:	Theo Ciupitu

Amendment Number Two to Amended and Restated Credit Agreement